UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2018 (May 28, 2018)

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street	20100
Science Park, POB 455
Carmiel, Israel
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 29, 2018, Protalix BioTherapeutics, Inc., promoted Mr. Yaron Naos to Sr. Vice President, Operations, effective immediately. Mr. Naos is succeeding Mr. Tzvi Palash, who tendered his resignation as the Company’s Chief Operating Officer on May 28, 2018. Mr. Palash, who will remain an employee until July 22, 2018, resigned for personal reasons.

Mr. Yaron Naos, 55, joined Protalix Ltd. in 2004 as Senior Director, Operations, and, since 2008, has served as the Company’s Vice President for Production. He has a wealth of hands-on experience and knowledge in the field of pharmaceutical development. Mr. Naos holds a B.Sc. in Food Engineering and Biotechnology from The Technion — Israel Institute of Technology of Haifa, Israel, and an MBA from Haifa University.

Upon this promotion, Mr. Naos’ current monthly base salary is NIS 65,500 ($18,213) and he is entitled to an annual discretionary and other bonuses, subject to the sole discretion of the Company’s compensation committee. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. In addition, vesting of all of Mr. Naos’ options and restricted shares, including those issued to Mr. Naos prior to this promotion, will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Company’s 2006 Stock Incentive Plan, as amended. Mr. Naos will remain entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a Company car, a Company phone and a Company laptop. Mr. Naos is entitled to 29 working days of vacation. Mr. Naos, the Company and Protalix Ltd. will also enter into the standard forms of indemnification agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: May 31, 2018	By:	/s/ Moshe Manor
	Name:	Moshe Manor
	Title:	President and Chief Executive Officer